EXHIBIT 21

List of Principal Subsidiaries of the Company

Company	County/State of Incorporation
Gum Tree Productions Pty Limited	Australia
18 Street Productions, Inc.	Delaware
19th Holdings Corporation	Delaware
21st Century Fox Film Corporation	Delaware
AHN/FIT Cable, LLC	Delaware
AHN/FIT Holdings, Inc.	Delaware
AHN/FIT Internet, LLC	Delaware
AHN/FIT Ventures, Inc.	Delaware
America’s Prince Production Ltd.	Canada
America’s Prince Productions, Inc.	Delaware
Ames Entertainment Ltd.	Canada
ARC Holding, Ltd.	Delaware
Auction Media Ventures, LLC	Delaware
Baja Holdings, Inc.	Delaware
Baja Studios, Inc.	Delaware
Bazmark Film Pty. Limited	Australia
Because He Can Productions, Inc.	Delaware
BHC International Television, Inc.	Delaware
BHC Network Partner, Inc.	Delaware
BHC Network Partner II, Inc.	Delaware
BHC Network Partner III, Inc.	Delaware
BHC Properties, Inc.	Delaware
Blacktree Productions, LLC	Delaware
Blue Sky Studios, Inc.	Delaware
Bluebush Productions, LLC	Delaware
British Movietonews Limited	UK
BST, S.A. de C.V.	Mexico
Camp Management Incorporated, S.A.	Dominican Republic
CANLaws Productions Ltd.	Canada
Cannell Entertainment, Inc.	Delaware
Cannell Production Services, Inc.	Canada
CANSand Productions Ltd.	Canada
Can’t Can’t Productions, Inc.	Delaware
CCI Broadcasting, Inc.	Delaware
CCI Television Productions, Inc.	California
CCI Television, Inc.	Delaware
Centfox Film GSmbH	Austria
Centfox-Film, GSmbH	Austria
Cinemas Fox-Severlano Ribeiro Limited	Brazil
Cinemascope Products, Inc.	Delaware
Clearwater Entertainment, Inc.	Delaware
Colony Productions, Ltd.	Canada
Cornwall Venture L.L.C.	Delaware
Cotton Cage Productions, Inc.	Delaware
Crash, LLC	Delaware
D.A.W. Productions, Inc.	Delaware
DAS Productions Ltd.	Canada
DAS Productions, Inc.	Delaware
DAT Productions, Inc.	Delaware
Day John Died Productions, Inc.	Delaware
Deliberate Intent Productions Ltd.	Canada
Deliberate Intent, Inc.	Delaware

Deluxe Laboratories Film Storage, Inc.	New Jersey
Died Rich Productions Ltd.	Canada
Digital Leaseholds, Inc.	Delaware
Fox Town Holdco, Inc.	Florida
Drive-In Cinemas Limited	Kenya
ELC Productions Ltd.	Canada
Elektra Productions, Inc.	Delaware
Elling Productions, Inc.	Delaware
Emmett Street Films, Inc.	Delaware
End of Day Productions, Inc.	Delaware
Evergreen Television Production, Inc.	California
F4 Productions, Inc.	Delaware
FA Productions, Inc.	Delaware
Family Forensics Productions, Inc.	Delaware
FBC Sub, Inc.	Delaware
Fever Pitch Productions, Inc.	Delaware
FF Productions Limited	Canada
Final Stretch Productions, Inc.	Delaware
FLAC Worldwide LLC	Delaware
Flashlight 21, Inc.	Delaware
Footsteps Productions Ltd.	Canada
Footsteps Productions, Inc.	Delaware
Four Star Entertainment Corp.	Delaware
Four Star International, Inc.	California
fox 21, inc.	Delaware
Fox Television Studios Productions, Inc.	Delaware
Fox Animation Los Angeles, Inc.	Delaware
Fox Animation Studios, Inc.	Delaware
Fox Australia Investments Pty. Limited	Australia
Fox Australia Pty. Limited	Australia
Fox Baseball Holdings, Inc.	Delaware
Fox Broadcasting Company	Delaware
Fox Broadcasting Sub, Inc.	Delaware
Fox Cable Networks Productions, Inc.	Delaware
Fox Cable Network Services, LLC	Delaware
Fox Cable Ventures, Inc.	Delaware
Fox Cable RPP Holdings, Inc.	Delaware
Fox Cable Technical Operations, Ltd.	Texas
Fox Center Productions, Inc.	Delaware
Fox Channels Japan, Inc.	Delaware
Fox Channels Colombia Ltda.	Colombia
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	Delaware
Fox Daytime Prods., Inc.	Delaware
Fox Development Group, Inc.	Delaware
Fox Dome Holding Company, Inc.	Delaware
Fox East Productions, Inc.	Delaware
Fox Film De Cuba S.A.	Cuba
Fox Film de la Argentina S.A.	Argentina
Fox Film Do Brasil Ltda.	Brazil
Fox Film Music Corporation	Delaware
Fox Filmed Entertainment Australia Pty. Limited	Australia
Fox Global Holdings, Inc.	Delaware
Fox Home Entertainment Ltd.	UK
Fox Home Entertainment Worldwide L.L.C.	Delaware
Fox Interactive Ltd.	UK
Fox Sports Interactive Media, LLC	Delaware
Fox Interactive, Inc.	Delaware
Fox Interamericana S.A.	Mexico
Fox International Channels Espana S.L.	Spain
Fox International Channels Italy S.r.L.	Italy
Fox International Channels (UK) Limited	UK
Fox International Channels (US), Inc.	Delaware
Fox International Equity, Inc.	Delaware
Fox International, Inc.	Delaware
Fox Island Productions, Inc.	Delaware
Fox Japan Movie Channels, Inc.	Delaware

Fox Lane Productions, Inc.	Delaware
Fox LAPTV LLC	Delaware
Fox Late Night Productions, Inc.	Delaware
Fox Latin American Channel, Inc.	Delaware
Fox Latin American Channel SRL	Argentina
Fox Latin American Channels do Brasil Ltda.	Brazil
Fox Mobile Holdings, LLC	Delaware
Fox Media Services, Inc.	Delaware
Fox Moore Park Pty. Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	Delaware
Fox Movie Channel, Inc.	Delaware
Fox Movietonews, Inc.	Delaware
Fox Music, Inc.	Delaware
Fox Net, Inc.	Delaware
Fox News Holdings, Inc.	Delaware
Fox News Network, LLC	Delaware
Fox News Productions, Inc.	Delaware
Fox News Service, Inc.	Delaware
Fox News, Inc.	Delaware
Fox Nitetime Prods., Inc.	Delaware
Fox Optco, LLC	Delaware
Fox Partnership Investment Pty. Limited	Australia
Fox Pathe Home Entertainment Limited	UK
Fox Pay - Per - View Services, Inc.	Delaware
Fox Production Services Australia Pty. Limited	Australia
Fox Professional Services 2, LLC	Delaware
Fox Professional Services 3, LLC	Delaware
Fox Professional Services, LLC	Delaware
Fox Records, Inc.	Delaware
Fox Regional Sports Holdings, Inc.	Delaware
Fox Regional Sports Member II, Inc.	Delaware
Fox Searchlab, Inc.	Delaware
Fox Searchlight Pictures, Inc.	Delaware
Fox Searchlight (UK) Limited	UK
Fox Services, Inc.	Delaware
Fox Software, Inc.	Delaware
Fox Sports Arena, LLC	Delaware
Fox College Sports, Inc.	Delaware
Fox Sports Baseball Holdings, Inc.	Delaware
Fox Sports International B.V.	Netherlands
Fox Sports International Distribution Ltd.	Cayman Islands
Fox Sports Israel Distribution LLC	Delaware
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	Delaware
Fox Sports Net Bay Area Holdings, LLC	Delaware
Fox Sports Net Canada Holdings, LLC	Delaware
Fox Sports Net Chicago Holdings, LLC	Delaware
Fox Sports Net Detroit, LLC	Delaware
Fox Sports Net Distribution, LLC	Delaware

Fox Sports Net Financing, Inc.	Delaware
Fox Sports Net North, LLC	Delaware
Fox Sports Net National Ad Sales Holdings, LLC	Delaware
Fox Sports Net National Network Holdings, LLC	Delaware
Fox Sports Net Northwest, LLC	Delaware
Fox Sports Net Pittsburgh, LLC	Delaware
Fox Sports Net Rocky Mountain, LLC	Delaware
Fox Sports Net West 2, LLC	Delaware
Fox Sports Net West, LLC	Delaware
Fox Sports Net, Inc.	Delaware
Fox Cable Networks, Inc.	Delaware
Fox Sports Productions, Inc.	Delaware
Fox Sports RPP Holdings, Inc.	Delaware
Fox Sports U.S. Distribution LLC	Delaware
Fox Sports World Middle East, LLC	Delaware
Fox Sports World, LLC	Delaware
Fox Square Productions (Canada), Inc.	Delaware
Fox Square Productions, Inc.	Delaware
Fox Stations Sales, Inc.	Delaware
Fox Studios Australia Pty. Limited	Australia
Fox Television Animation, Inc.	Delaware
Fox Television Australia Pty. Limited	Australia
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	Delaware
Fox Television Stations of Birmingham, Inc.	Delaware
Fox Television Stations of Philadelphia, Inc.	Delaware
Fox Television Stations, Inc.	Delaware
Fox Television Studios, Inc.	Delaware
Fox Transactional TV, Inc.	Delaware
Fox Tunes, Inc.	Delaware
Fox Unit Investment Pty. Limited	Australia
Fox Video International Corporation	Delaware
Fox West Pictures, Inc.	Delaware
Fox World Australia Pty. Limited	Australia
Fox World Productions, Inc.	Delaware
Fox World UK Limited	UK
Fox World Ventures Holland, Inc.	Delaware
Fox Worldwide Telecommunications LLC	Delaware
Fox Worldwide Television LLC	Delaware
Fox Worldwide Theatrical LLC	Delaware
Foxfilmes Limitada	Portugal
Foxlab, Inc.	Delaware
FoxStar Productions, Inc.	Delaware
FoxVideo International Distribution, Inc.	Delaware
FoxVideo Ltd.	UK
FoxVideo New Zealand Limited	NZ
FoxView, Inc.	Delaware
Foxwatch Productions, Inc.	Delaware
Fox/UTV Holdings, Inc.	Delaware
Fox-NGC (International) Holdings, Inc.	Delaware
Fox-NGC (US) Holdings, Inc.	Delaware

FRSM FX, Inc.	Delaware
FRSM Holdings, Inc.	Delaware
FRT Productions, Inc.	Delaware
FS Australia LLC	Delaware
FS Spanish Channels LLC	Delaware
FSI SPV, Inc.	Delaware
FSO Productions, Inc.	Delaware
FTS Boston, Inc.	Delaware
FTS Investments, Inc.	Delaware
FTS North Carolina, Inc.	Delaware
FTS Philadelphia, Inc.	Delaware
Fuel TV, Inc.	Delaware
Fury Road Productions Pty. Limited	Australia
FWA Productions, Inc.	Delaware
FX Networks, LLC	Delaware
Galaxy Way Finance Company, Inc.	Delaware
Galaxy Way Productions, Inc.	Delaware
GATV Productions, Inc.	Delaware
Geek Productions, Inc.	Delaware
Genesis Video Entertainment, Inc.	Illinois
Georgetown Productions Ltd.	Canada
Georgetown Productions, Inc.	Delaware
Giant Bowling Pin Productions, Inc.	Delaware
Glen Avenue Films, Inc.	Delaware
Glimpse of Hell Productions Ltd.	Canada
Glimpse of Hell Productions, Inc.	Delaware
Glow Productions Ltd.	Canada
Gold Key Entertainment, Inc.	Delaware
Gone Fission, Inc.	Delaware
Good Ghouls, Inc.	Delaware
Green River Productions Ltd.	Canada
Greenleaves Productions, Inc.	Delaware
GTH-103, Inc.	Ohio
Guthy-Renker Holding Corporation	Delaware
Harmon Cove Productions, Inc.	California
Harsh Realm US Prodco, Inc.	Delaware
Highgate Pictures, Inc.	Delaware
Highgate Productions, Inc.	Delaware
Hispano FoxFilm S.A.E.	Spain
Hot Zone Productions, Inc.	Delaware
HP Integration, Inc.	Delaware
Hurt Bert Productions, Inc.	Delaware
HZ Productions Ltd.	Canada
In-Cine Distribuidora Cinematografica, S.L.	Spain
Fox Sports International, Inc.	Delaware
ISP Transponder, LLC	Delaware
J&A Productions, Inc.	Canada
KCOP Television, Inc.	California
KDFW License, Inc.	Nevada
KDFW Television, Inc.	Nevada
KNSD License, Inc.	Delaware
Kronenberg Chronicles, Inc.	Delaware
KSAZ License, Inc.	Delaware
KSAZ Television, Inc.	Delaware
KTBC License, Inc.	Nevada
KTBC Television, Inc.	Nevada
KTVI License, Inc.	Nevada
KTVI Television, Inc.	Nevada

L.C. Holding Corp.	Delaware
LAPTV A Corporation	Delaware
LAPTV B Corporation	Delaware
Larchmont Productions, Inc.	Delaware
Law Productions Ltd.	Canada
Latin America Finance Company, Inc.	Cayman Islands
Leap Off Productions, Inc.	California
Learning Corporation of America	Delaware
Learning Corporation of America Films, Inc.	Delaware
Les Productions Fox-Europa S.A.	France
Liberty Productions, Inc.	Delaware
Liberty/Fox Southeast LLC	Delaware
Library Holdings, Inc.	Delaware
Lianella Productions, Inc.	Delaware
Looks At Productions, Inc.	Delaware
Fox BSB Holdco, Inc.	Delaware
Lunit Productions, Inc.	Delaware
Millennium Canadian Productions East Ltd.	Canada
Millennium Canadian Productions Ltd.	Canada
Millennium US Prodco, Inc.	Delaware
Mirror Pictures Corporation	Delaware
Monet Lane Prods., Inc.	Delaware
Monty Two, Inc.	Delaware
Mooseport Productions, Inc.	Delaware
Mounty Productions Ltd.	Canada
Movietonews, Inc.	New York
MVP Video Productions, Inc.	Delaware
NA Property Holdings, Inc.	Delaware
National Studios, Inc.	Delaware
Natural Blonde Films, Inc.	Delaware
Natural History New Zealand Limited	NZ
Netherlands Fox Film Corporation B.V.	Netherlands
New Dallas Media, Inc.	Delaware
New DMIC, Inc.	Delaware
New Millennium Investors L.L.C.	Delaware
New World Administration	California
New World Animation, Ltd.	Delaware
New World Communications Group Incorporated	Delaware
New World Communications of Atlanta, Inc.	Delaware
New World Communications of Detroit, Inc.	Delaware
New World Communications of Kansas City, Inc.	Delaware
New World Communications of Milwaukee, Inc.	Delaware
New World Communications of Ohio, Inc.	Delaware
New World Communications of St Louis, Inc.	Missouri
New World Communications of Tampa, Inc.	Delaware
New World Entertainment, Ltd.	Delaware
New World Pictures, Ltd.	Delaware
New World Television Incorporated	Delaware
New World Television Productions, Inc.	California
New World Television Programming	California
New World Video	California
New World/Genesis Distribution	California
News Broadcasting Japan Co. Ltd	Japan
News From The Edge Productions Ltd.	Canada
News From The Edge, Inc.	Delaware

News Germany Holding GmbH	Germany
News Preferred Finance, Inc.	Delaware
NF Productions, Inc.	Delaware
Norcal Communications, Inc.	California
Northgate Productions, Inc.	Delaware
NW Communications of Austin, Inc.	Texas
NW Communications of Phoenix, Inc.	Delaware
NW Communications of San Diego, Inc.	Delaware
NW Communications of Texas, Inc.	Texas
NW Management Incorporated	Delaware
NW Programs Incorporated	Delaware
NWC Acquisition Corporation	Delaware
NWC Holdings Corporation	Delaware
NWC Intermediate Holdings Corporation	Delaware
NWC Management Corporation	Delaware
NWC Sub I Holdings Corporation	Delaware
NWC Sub II Holdings Corporation	Delaware
NWCG Holdings Corporation	Delaware
NWE Holdings Corporation	Delaware
NWE Sub I Incorporated	Delaware
NWTV Intermediate Holdings Corporation	Delaware
O/Y Fox Film A/B	Finland
On the Blocks Pty. Limited	Australia
Oregon Television, Inc.	Oregon
P&T Productions, Inc.	California
Panoramic Productions, Inc.	California
Pico Films, Inc.	Delaware
Pinelands Broadcasting, Inc.	New Jersey
Pinelands, Inc.	Delaware
President Video Limited	UK
Prime Network LLC	Wyoming
Prime Time Media, Inc.	Delaware
Purpleleaf Productions, LLC	Delaware
Raekwon Productions Ltd.	Canada
Raekwon Productions, Inc.	Delaware
Rags Productions, Inc.	California
Ray Tracing Films, Inc.	Delaware
Redemption Productions, Inc.	Delaware
Redweed Productions, LLC	Delaware
Reef Dog Productions, Inc.	Delaware
REI Datacast, Inc.	Delaware
Reunite Productions, Inc.	Delaware
Rewind Music, Inc.	Delaware
Rubicon Enterprises, Inc.	Delaware
Sai Productions Ltd.	Canada
Say It Isn’t So Productions, Inc.	Delaware
SC Productions, Inc.	Delaware
Schrodinger’s Cat Productions, Inc.	Delaware
SCI Sub 1 Incorporated	Delaware
SCI Subsidiary Corporation	Delaware
SCPI, Inc.	Delaware
Servicios BST, S.A. de C.V.	Mexico
Seven Seas Ventures II, Inc.	Delaware
Shadows Productions, Ltd.	United Kingdom
Shadow Walkers Productions Ltd.	Canada
Shoot the Horse Productions, Inc.	Delaware
Sin Eater Productions, Inc.	Delaware
Small Cages Productions, Inc.	Delaware
SOB Productions, Inc.	Delaware
Speed Channel, Inc.	Delaware

Sports Geniuses, Inc.	Delaware
Sports Holding, Inc.	Texas
Sports One, LLC	Delaware
SportSouth Holdings, LLC	Delaware
SportSouth Network, Ltd.	Delaware
Springwood Productions, Inc.	Delaware
Sprocket Music, Inc.	Delaware
STF Productions, Inc.	Delaware
Strange Universe Productions, Inc.	California
Strange World Productions, Inc.	Delaware
Strike-A-Match Productions, Inc.	Delaware
Studios De La Playa, S.A. de C.V.	Mexico
Sunshine Network, Inc.	Florida
TCF Canadian TV Enterprises, Inc.	California
TCF Digital Holdings, Inc.	Delaware
TCF Distributing, Inc.	California
TCF Eastern Europe, Inc.	Delaware
TCF Harsh Realm Productions, Inc.	Delaware
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF Music Publishing, Inc.	Delaware
TCF Speed II Productions, Inc.	Delaware
TCFTV Canadian Productions, Inc.	Delaware
TCFTV Canadian Services, Inc.	Delaware
TCFTV CanPro II Inc.	Canada
TCFTV CanPro III Ltd.	Canada
TCFTV CanPro, Inc.	Delaware
TCFTV US Prodco #1, Inc.	Delaware
TCFTV US Prodco #2, Inc.	Delaware
TCFTV US Prodco #3, Inc.	Delaware
TCFTV US Prodco #4, Inc.	Delaware
TCFTV US Prodco #5, Inc.	Delaware
TCFTV US Prodco #6, Inc.	Delaware
TCFTV US Prodco #7, Inc.	Delaware
TCFTV US Prodco #8, Inc.	Delaware
TCFTV US Prodco #9, Inc.	Delaware
TCFTV US Prodco #10, Inc.	Delaware
TCFTV US Prodco #11, Inc.	Delaware
TCFTV US Prodco #12, Inc.	Delaware
TCFTV Van II Services Ltd.	Canada
TCFTV Van Services Ltd.	Canada
TCFTV Worldwide Productions, Inc.	Delaware
The Barn Productions, Inc.	Delaware
The Colony Productions, Inc.	Delaware
The Fox Interactive Store, Inc.	Delaware
The Fox Store, Inc.	Delaware
The Greenblatt Janollari Studio, Inc.	Delaware
The Test Productions, Inc.	Delaware
Tintagel Investors L.L.C.	Delaware
Tomorrow Films Ltd.	Canada
Transient Films, Inc.	Delaware
Trash Productions, Inc.	Delaware
TVF II Productions, Inc.	Delaware
TVF Productions, Inc.	Delaware
TVM Productions, Inc.	Delaware
TVT License, Inc.	Delaware
Twelve Mile Road Productions Ltd.	Canada
Twelve Mile Road Productions, Inc.	Delaware
Twentieth Century Fox A/O	Russian Federation
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	Delaware
Twentieth Century Fox Distributing Corporation	Delaware

Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	UK
Twentieth Century Fox Film Company Limited	UK
Twentieth Century Fox Film Company Services Limited	UK
Twentieth Century Fox Film Corporation	Delaware
Twentieth Century Fox Film Corporation (Australia) Pty. Limited	Australia
Twentieth Century Fox Film Corporation Betriebsgesellschaft fur die Schweiz	Switzerland
Twentieth Century Fox Film de Mexico, S.A.	Mexico
Twentieth Century Fox Film Distributors Pty. Limited	Australia
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films S.A.	Panama
Twentieth Century Fox France, Inc.	Delaware
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment Australia Pty. Limited	Australia
Twentieth Century Fox Home Entertainment B.V.	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment Espana S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan KK	Japan
Twentieth Century Fox Home Entertainment Korea	Korea
Twentieth Century Fox Home Entertainment Latin America, Inc.	Cayman Islands
Twentieth Century Fox Home Entertainment Limited	UK
Twentieth Century Fox Home Entertainment Middle East, Inc.	Delaware
Twentieth Century Fox Home Entertainment South Pacific Pty. Limited	Australia

Twentieth Century Fox Home Entertainment, Inc.	Delaware
Twentieth Century Fox Hong Kong, Inc.	Delaware
Twentieth Century Fox Import Corporation	New York
Twentieth Century Fox India, Inc.	Delaware
Twentieth Century Fox Inter-America, Inc.	New York
Twentieth Century Fox International Corporation	New York
Twentieth Century Fox International Limited	UK
Twentieth Century Fox International Telecommunications Distribution, Inc.	Delaware
Twentieth Century Fox International Television Distribution, Inc.	Delaware
Twentieth Century Fox International Television, Inc.	New York
Twentieth Century Fox International Theatrical Distribution, Inc.	Delaware
Twentieth Century Fox Italy S.p.A., Inc.	Delaware
Twentieth Century Fox Italy S.p.A., Inc.	Italy
Twentieth Century Fox Japan, Inc.	New York
Twentieth Century Fox Korea, Inc.	Korea
Twentieth Century Fox Latin America Theatrical, Inc.	Cayman Islands
Twentieth Century Fox Licensing & Merchandising Limited	UK
Twentieth Century Fox Merchandise Store, Inc.	Delaware
Twentieth Century Fox Norway A.S.	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pakistan, Inc.	Delaware
Twentieth Century Fox Pay Television (Australia) Pty. Limited	Australia
Twentieth Century Fox Peruana S.A.	Peru
Twentieth Century Fox Philippines, Inc.	Philippines
Twentieth Century Fox Productions Limited	UK
Twentieth Century Fox, Puerto Rico Inc.	Puerto Rico
Twentieth Century Fox Studio Club	California
Twentieth Century Fox Telecommunications International, Inc.	Delaware
Twentieth Century Fox Television Limited	UK
Twentieth Century Fox Thailand, Inc.	New York
Twentieth Century Fox Titanic Productions, Inc.	California
Twentieth Century Fox Trinidad Limited	Trinidad
Twentieth Century Fox Worldwide Productions, Inc.	Delaware
Twentieth Century Fox Inc., U.S.A.	Delaware
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	Delaware
Twenty-First Century Film Corporation	Delaware
Twenty-First Century Fox Corporation	Delaware
Twenty-First Century Fox Film Company Limited	UK
Twenty-First Century Fox Film Distributors Pty. Limited	Australia

Twenty-First Century Fox Italy S.r.1	Italy
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	Delaware
Twenty-First Century Fox Varieties, Inc.	New York
TX Productions, Inc.	Delaware
UEG Productions, Inc.	California
United Entertainment Group, Inc.	Delaware
United Television Sales, Inc.	California
USLaws, Inc.	Delaware
USSand Productions, Inc.	Delaware
UTV of Baltimore, Inc.	Delaware
UTV of Orlando, Inc.	Delaware
UTV of San Francisco, Inc.	California
Van Ness Films, Inc.	Delaware
Venue Merchandising, Inc.	California
Verde River Productions, Inc.	Delaware
Very Imaginative Pictures, Inc.	California
WAGA License, Inc.	Delaware
WBRC and WGHP Holdings Corporation	Delaware
WBRC and WGHP Television Corporation	Delaware
WBRC License, Inc.	Delaware
WDAF License, Inc.	Delaware
WDAF Television, Inc.	Delaware
Wedron Silica Company	Delaware
Welcome Productions Ltd.	Canada
West End Circle Studios, Inc.	Delaware
Westgate Productions, Inc.	Delaware
WFXT, Inc.	Delaware
WGHP License, Inc.	Delaware
WITI License, Inc.	Delaware
WJBK License, Inc.	Delaware
WJW License, Inc.	Delaware
Wolg Productions, Inc.	Delaware
World War III Productions Ltd.	Canada
World War III Productions, Inc.	Delaware
WWOR-TV, Inc.	Ohio
X-F Productions, Inc.	Delaware
XM2 Productions, Inc.	Delaware